UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2011

Community Capital Corporation
(Exact name of registrant as specified in its charter)

South Carolina	0-18460	57-0866395
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1402-C Highway 72, Greenwood, South Carolina	29649
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (864) 941-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 31, 2011, Community Capital Corporation (“Community Capital”) and Park Sterling Corporation (“Park Sterling”) announced that they had entered into an Agreement and Plan of Merger, dated as of March 30, 2011 (the “Merger Agreement”), pursuant to which Community Capital will merge with and into Park Sterling, with Park Sterling continuing as the surviving entity (the “Merger”). The Merger Agreement has been approved by the board of directors of each of Community Capital and Park Sterling. The completion of the Merger, which is currently anticipated to occur in the third quarter of 2011, is subject to customary closing conditions, including regulatory approval and the approval by the holders of two-thirds of the outstanding shares of common stock of Community Capital.

A copy of the joint press release announcing the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information About the Merger and Where To Find It

In connection with the Merger, Park Sterling will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Community Capital and a Prospectus of Park Sterling, as well as other relevant documents concerning the proposed transaction. Shareholders are strongly urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the proposed Merger when they become available and other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information regarding the proposed Merger.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Community Capital and Park Sterling, may be obtained after their filing at the SEC’s Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Community Capital and Park Sterling at www.capitalbanksc.com and www.parksterlingbank.com.

Participants in Solicitation

Community Capital and Park Sterling and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Community Capital’s shareholders in connection with this transaction. Information about the directors and executive officers of Community Capital and Park Sterling and information about other persons who may be deemed participants in this solicitation will be included in the Proxy Statement/Prospectus.  Information about Community Capital’s executive officers and directors can be found in Community Capital’s definitive proxy statement in connection with its 2010 Annual Meeting of Shareholders filed with the SEC on April 21, 2010.  Information about Park Sterling’s executive officers and directors can be found in Park Sterling’s definitive proxy statement in connection with its 2011 Annual Meeting of Shareholders to be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Joint press release of Community Capital and Park Sterling dated March 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 31, 2011

COMMUNITY CAPITAL CORPORATION

By: /s/ R. Wesley Brewer
R. Wesley Brewer
Chief Financial Officer, Executive Vice President,
        and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Joint Press release of Community Capital and Park Sterling dated March 31, 2011